UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 17, 2008 (April 21, 2008)

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MYRIAD ENTERTAINMENT & RESORTS, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-24789	64-0872630
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

987 Harris Street, Tunica, Mississippi  38676

(Address of Principal Executive Office) (Zip Code)

(800) 955-0762

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 17, 2008, Myriad Entertainment & Resorts, Inc. (the “Company”) received the resignation of Ms. Elizabeth Meister as a member of the Board of Directors and as a member of the Audit Committee. Ms. Meister’s resignation letter did not reference a disagreement with the Company on any matter relating to the Company’s operations, policies and practices. Further, Ms. Meister was terminated as the Company’s Executive Vice President of People Development on April 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  April 21, 2008

MYRIAD ENTERTAINMENT & RESPORTS, INC.

By:	/s/ NICHOLAS A. LOPARDO
Nicholas A. Lopardo Interim Chief Executive Officer

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